UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 20, 2020

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GAMCO INVESTORS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	1-14761	13-4007862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street, Greenwich, CT One Corporate Center, Rye, NY		06830 10580
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code:     (203) 629-2726

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, .001 par value	GBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Changes in Fiscal Year.

On February 20, 2020, the Board of Directors (the “Board”) of GAMCO Investors, Inc., a Delaware corporation (“GAMCO”), approved and adopted Amendment No. 2 to GAMCO’s Amended and Restated By-laws (the “Bylaw Amendment”), which Bylaw Amendment became effective immediately upon its adoption by the Board.  The Bylaw Amendment eliminates, among other things, provisions which provide that any current or prior stockholder who initiates or asserts any claim or counter claim against the corporation and or any director, officer, employee or affiliate, who does not obtain a judgment on the merits that substantially achieves the full remedy sought shall be obligated to reimburse the corporation and any such director, officer, employee or affiliate fees, costs and expenses that the parties may incur in connection with such claim.

The foregoing description of the Bylaw Amendment is not complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is filed herewith as Exhibit 3.4 and incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

  (d)    Exhibits

Exhibit
Number	Description
3.4	Amendment No.2 to Amended and Restated By-Laws of GAMCO Investors, Inc., a Delaware corporation.

Exhibit Index

Exhibit
Number	Description
3.4	Amendment No.2 to Amended and Restated By-Laws of GAMCO Investors, Inc., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Principal Financial Officer

Date: February 21, 2020